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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                CURRENT  REPORT

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (earliest event reported) June 25, 1996
                                         -------------

                              DK INDUSTRIES, INC.
                              -------------------
             (Exact name of registrant as specified in its charter)

        Colorado                       0-15891                 84-0891674
(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of incorporation)                                     Identification No.)


1580 Lincoln Street, Suite 900, Denver,  Colorado                 80203
- --------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (303) 863-1869
                                                   -----------------------------

               425 John Deere Road, Fort Collins, Colorado  80424
         (Former name or former address, if changed since last report.)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Registrant's former certifying accountant was HEIN + ASSOCIATES LLP. The new certifying accountant for the Registrant is DELOITTE & TOUCHE LLP. The decision to change certifying accountant was approved by the Registrant's Board of Directors. The date of engagement was September 20, 1996.

     The new certifying accountant was the certifying accountant for the surviving entities for accounting purposes in the transaction reported in the registrant's filing on Form 8-K dated May 31, 1996.

     (a) On September 20, 1996, HEIN + ASSOCIATES LLP, the Registrant's certifying accountant was formally notified by the Registrant of its decision to appoint another accounting firm as its certifying accountants.

     (b) During the two most recent fiscal years and interim periods up through the date of this 8-K filing, there have been no disagreements with HEIN + ASSOCIATES LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

     (c) HEIN + ASSOCIATES LLP report on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles.

     (d) HEIN + ASSOCIATES LLP has given the Registrant a letter addressed to the SEC stating that it agrees with the above statements. A copy of HEIN + ASSOCIATES LLP letter to the SEC dated September 24, 1996, is attached to this form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


       (c)  Exhibits

       Exhibit No.                      Description
       -----------                  -------------------

        16                     Letter Regarding Change of
                               Certifying Accountant.

ITEM 8.   CHANGE OF FISCAL YEAR.

     The Registrant determined to change its fiscal year on June 25, 1996. The Registrant's former fiscal year ended June 30. The new fiscal year will end on September 30.

     The report covering the fiscal year end period will be filed on form 10-KSB for the period ending September 30, 1996.

     The transaction reported in the Registrant's filing on Form 8-K dated May 31, 1996, resulted in the acquired entities being the surviving entities for accounting purposes. Those entities' fiscal years end on September 30.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                DK INDUSTRIES, INC.
                                                (Registrant)



Date: September 25, 1996                        By:/s/ JAMES W. MUZZY
                                                   --------------------
                                                   James W. Muzzy,
                                                   Vice President and
                                                   Principal Financial Officer
                                                   (Name and Title)


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                                 EXHIBIT INDEX


     Exhibit No.                      Description
     -----------                  -------------------

        16                   Letter Regarding Change of
                             Certifying Accountant.


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